                         ANNUAL REPORT / OCTOBER 31 1999

                          AIM INTERNATIONAL EQUITY FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                                  [COVER IMAGE]

                     -------------------------------------

                      HUMAN ACHIEVEMENT BY TSING-FANG CHEN
             FOR THIS STUDY IN MODERN ICONOGRAPHY, TSING-FANG CHEN
CREATED A MULTICULTURAL COLLAGE OF SYMBOLS REPRESENTING THE FINEST ACHIEVEMENTS OF PEOPLE AROUND THE WORLD. TODAY, THE INTERNATIONAL MARKETPLACE HELPS PUT MANY
 OF THE WORLD'S GREAT IDEAS INTO ACTION-IDEAS THAT COULD BECOME THE SYMBOLS OF
                    HUMAN ACHIEVEMENT FOR THE 21ST CENTURY.

                     -------------------------------------

AIM International Equity Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of international equity securities of companies with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM International Equity Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of all distributions.
o    Had fees and expenses not been waived, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales-charge structure and expenses.
o The fund's average annual total returns, including sales charges, for the period ended 9/30/99 (the most recent calendar quarter-end), are as follows: for Class A shares, one year 14.75%; five years, 10.37%; inception (4/7/92), 12.78%. Class B shares, one year, 15.36%; five years, 10.46%;
     inception (9/15/94), 9.98%. Class C shares, one year, 19.49%; inception,
     5.64 %.
o During the fiscal year ended 10/31/99, Class A shares paid distributions of $0.315 per share, and Class B and Class C shares paid distributions of $0.2085 per share.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper International Funds index represents an average of the performance of the 30 largest international mutual funds. It is compiled by Lipper, Inc., an independent mutual funds performance monitor. Results shown reflect reinvestment of dividends.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o The unmanaged MSCI EAFE--Registered Trademark--(Europe, Australasia, and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.



                          AIM INTERNATIONAL EQUITY FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
  [PHOTO OF         faith in two long-established principles of investing:
  CHARLES T.        portfolio diversification and long-term thinking. We could
    BAUER,          title this report "What a Difference a Year Makes."
 CHAIRMAN OF             An investor surveying conditions when the fiscal year
THE BOARD OF        opened on October 31, 1998, saw a market dominated by
  THE FUND          large-capitalization stocks and high-quality bonds,
APPEARS HERE]       especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                         In bond markets also, name-brand quality was the place
to be. The Lehman Corporate/Government Bond Index, which follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
     It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
     The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
     Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      -------------------------------------

                                  STAYING FULLY

                   INVESTED IN A DIVERSIFIED PORTFOLIO REMAINS

                      A COMPELLING STRATEGY AND ONE OF YOUR

                       BEST PROSPECTS FOR LONG-TERM GAIN.

                      -------------------------------------


                          AIM INTERNATIONAL EQUITY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


JAPANESE RALLY SPURS FUND PERFORMANCE

HOW DID AIM INTERNATIONAL EQUITY FUND PERFORM OVER THE FISCAL YEAR?
The fund produced strong results in the fiscal year ending October 31, 1999. Class A shares reported a total annual return of 25.73%; Class B shares, 24.72%; and Class C shares, 24.76%. These returns are at net asset value, which means they do not include sales charges. The fund outperformed its peer group, represented by the Lipper International Funds Index, which produced a 23.05% total annual return. Net assets in the fund topped $3 billion as of October 31, 1999.

WHAT WERE THE MAJOR WORLDWIDE TRENDS OVER THE REPORTING PERIOD?
International equities recovered during the fiscal year. The index for international stocks, the EAFE, gained 23.03% over the fiscal year compared with the 25.66% rise in the S&P 500. Overseas stocks benefited from improving investor expectations of economic growth and more favorable valuations.


TOTAL RETURN

10/31/98--10/31/99,
excluding sales charges

================================================================================
           FUND           FUND           FUND          LIPPER
          CLASS A        CLASS B        CLASS C      INT'L FUND
          SHARES         SHARES         SHARES         INDEX
--------------------------------------------------------------------------------
         25.73%         24.72%         24.76%         23.05%

================================================================================

   The Japanese stock market dominated the EAFE, especially near the end of the reporting period. Investors flocked to Japanese securities amid prospects of a brighter economy. Japan posted two consecutive quarters of economic growth, signaling an end to its extended recession. Market activity drove the value of the yen to powerful heights.
   Japan's growth still depends on government spending. After the reporting period closed, Japan poured another $67 billion into the economy, the ninth stimulus package this decade. Because of this dependence on government intervention, the fund was slow to return to Japan.

WHAT HAPPENED IN EUROPE?
The major trend in Europe has been the feverish pace of merger activity. In fact, toward the end of the reporting period, European merger activity topped that of the United States for the first time. Ten European deals were announced in the third quarter with values of more than $10 billion each.
   Given the healthy economic prospects for the region, we believe Europe's large discount in equity valuations relative to the United States is likely to narrow.

THIS TIME LAST YEAR, EMERGING MARKETS WERE IN TURMOIL. HAVE THINGS IMPROVED? Yes, there has been a definite recovery. In Asia, a number of countries have restructured their banking systems and stabilized their currencies, including Singapore, Taiwan and South Korea. Lower inflation and declining interest rates have propelled economic growth in those regions. In addition, exports have increased, and foreign investment has returned.
   In Latin America, the Mexican market dominated the region. Declining interest rates and a stronger peso bolstered its economy, along with the continued strength of its largest trading partner, the United States.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Europe remains our largest regional concentration, making up about 48% of the fund's total net assets. We favored growth stocks in the telecommunications, media, financial, retail and computer-services industries.
   Over the course of the fiscal year, we dramatically increased the fund's Japanese holdings from 5.72% to 25.23%. We focused on Japanese companies with a global reach, principally those in the technology, telecommunications and electronics industries.
   In Latin America, we focused on Mexico and in particular, consumer stocks such as beverage makers and entertainment companies.

WHAT EUROPEAN STOCKS DID YOU LIKE?
We've been able to take advantage of the European merger activity by investing in some of the major players, including Carrefour, Orange, Mannesmann and Total Fina.

o Carrefour, Europe's No. 1 retailer, merged with another French retailer, Pro-

                      -------------------------------------

WE BELIEVE WE HAVE REACHED A PERIOD OF SYNCHRONIZED GLOBAL EXPANSION. THE UNITED

   STATES DROVE THE MARKETS FOR THE PAST TWO YEARS, BUT WITH EUROPE AND ASIA

    GAINING STRENGTH, WE BELIEVE GROWTH IN THE FUTURE WILL BE MORE BALANCED.

                      -------------------------------------



          See important fund and index disclosures inside front cover.

                          AIM INTERNATIONAL EQUITY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

======================================================================================================================
TOP 10 EQUITY HOLDINGS                                             TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------------------
  1. Carrefour Supermarche S.A. (France)                    2.88%    1. Telephone                                9.37%
  2. Nokia Oyj (Finland)                                    2.44     2. Electronics (Component Distribution)     8.12
  3. Orange PLC (United Kingdom)                            2.36     3. Telecommunications (Cellular/Wireless)   7.36
  4. NTT Mobile Communications Network, Inc. (Japan)        2.06     4. Communications Equipment                 6.09
  5. Nortel Networks Corp. (Canada)                         2.02     5. Banks (Major Regional)                   5.04
  6. Matsushita Communication Industrial Co., Ltd. (Japan)  1.99     6. Retail (Food Chains)                     4.95
  7. Mannesmann A.G. (Germany)                              1.95     7. Services (Commercial & Consumer)         4.11
  8. Sony Corp. (Japan)                                     1.76     8. Computers (Software & Services)          3.88
  9. Total Fina S.A., Class B (France)                      1.67     9. Broadcasting (Television, Radio & Cable) 2.82
 10. Nippon Telegraph & Telephone Corp. (Japan)             1.67    10. Banks (Regional)                         2.64
======================================================================================================================

======================================================================================================================
TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------------------
  1. Japan           25.23%
  2. United Kingdom  14.12
  3. France          12.32
  4. Canada           6.33
  5. Netherlands      4.68
  6. Germany          4.16
  7. Mexico           3.27
  8. Hong Kong        3.19
  9. Switzerland      3.11
 10. Finland          2.98

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
======================================================================================================================





     modes Group, earlier this year. With 8,800 stores in 26 countries and revenue of $65 billion, Carrefour poses a major challenge to Wal-Mart's expansion plans for Europe, Latin America and Asia.
o Orange, a mobile-communications provider in the United Kingdom, France and Germany, has agreed to merge with German conglomerate Mannesmann. The deal increases Mannesmann's share in the European cellular market, which is set to double in the next two years.
o Total of France acquired Belgium's Petro-Fina in an $11 billion deal, then made a $48.7 billion bid for French rival Elf Aquitaine. The mergers create the world's fourth-largest oil company.

WHAT JAPANESE STOCKS DID YOU FAVOR?
Our top Japanese holdings include NTT Mobile, Sony and NTT Corp. Also known as NTT DoCoMo (DoCoMo means "anywhere"), NTT Mobile is Japan's leading wireless phone company. With about 27 million subscribers, the company has sewn up about 57% of the Japanese market. NTT Mobile is also participating in the surge in Internet service in Japan, as commuters log on from their cellular phones while they ride the trains to and from work. We expect NTT Mobile's value to continue to rise with the growth of wireless devices in Japan.
   Sony, a technology and entertainment conglomerate, is perhaps one of the best examples of a company with a global reach and a global way of doing business. The company plans to cut 10% of its worldwide workforce and eliminate 15 of its 70 plants by 2003, mainly to cut costs among its electronics businesses. Until now, lay-offs have been virtually unheard of in Japan. NTT, the leading telecommunications company in Japan, also plans to cut its workforce by about 10% over the next three years. These attempts to streamline costs should benefit shareholders.

WHAT'S YOUR OUTLOOK FOR THE NEAR TERM?
We believe we have reached a period of synchronized global expansion. The United States drove the markets for the past two years, but with Europe and Asia gaining strength, we believe growth in the future will be more balanced.
   We're encouraged by signs of economic growth in Japan, but much-needed corporate restructuring has yet to occur on a wide scale. However, restructuring at major Japanese companies including Sony, NTT and auto-makers Nissan and Mitsubishi Motors indicate that key corporations are ready to cut costs and become more efficient.
   In Europe, we expect positive economic growth, stronger corporate earnings and higher consumer demand. In fact, if European growth continues on its current path, Europe stands poised to surpass the United States in economic growth next year.






          See important fund and index disclosures inside front cover.

                          AIM INTERNATIONAL EQUITY FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM INTERNATIONAL EQUITY FUND VS. BENCHMARK INDEXES
4/7/92-10/31/99

in thousands

================================================================================
             AIM International   MSCI EAFE   Lipper International
               Equity Fund,        Index          Fund Index
              Class A shares
--------------------------------------------------------------------------------
 4/30/92         $ 9,715           $10,263         $10,047
10/31/92           9,610             9,600           9,822
10/31/93          13,200            12,870          13,501
10/31/94          14,644            14,351          14,863
10/31/95          15,411            14,284          14,808
10/31/96          17,844            16,087          16,359
10/31/97          19,884            18,238          17,116
10/31/98          21,099            19,085          18,767
10/31/99          26,529            23,483          23,090

Past performance cannot guarantee comparable future results.
================================================================================

Source: Lipper, Inc.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES
--------------------------------------------------------------------------------
Inception (4/7/92)              13.75%
  5 years                       11.35
  1 year                        18.84*
*25.73% excluding sales charges

CLASS B SHARES
--------------------------------------------------------------------------------
Inception  (9/15/94)            11.41%
  5 years                       11.47
  1 year                        19.72*
*24.72% excluding CDSC

CLASS C SHARES
--------------------------------------------------------------------------------
Inception (8/4/97)               8.97%
  1 year                        23.76*
*24.76 % excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses, and management fees. The performance of the fund's Class B and Class C shares will differ from Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

ABOUT THIS CHART


The chart compares your fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to the index over the period 4/7/92-10/31/99. (Please note that performance results for the indexes are for the period 4/30/92 to 10/31/99.) It is important to understand the difference between your fund and an index. An index measures performance of a hypothetical portfolio. A market index such as the EAFE is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.

                          AIM INTERNATIONAL EQUITY FUND

                        ANNUAL REPORT / FOR CONSIDERATION

EVERY INVESTMENT PORTFOLIO
CAN BENEFIT FROM REGULAR CHECKUPS

[PICTURE]

CONSULTATION CHECKLIST

WHAT TO BRING:

o A list of all your assets, including real estate, life insurance, stocks and bonds, and mutual funds

o    A list of all your expenses, including likely future expenses

o A timetable of your financial goals, including an estimate of when you want to retire

WHAT TO ASK:

o    How can I estimate what my goals will cost?

o    How much money do I need to invest, and how often?

o    How many different kinds of investments do I need?

o    How do I determine my risk tolerance?

o    What are the possible risks of the investments you've suggested?

o What effect will these investments have on my taxes? What forms will I need to file?

o    How often do I need to revise my plan?

o    How will I know how my investments are doing?

o    How can I make changes to my plan?

o    What kinds of communication will I get from you?

o    Where can I get more information on what we've talked about?

o    What do I need to do after this meeting?


Once a year, you and your financial advisor should meet to look ahead, review investments and take another look at your goals, according to the Forum for Investor Advice, a nonprofit association that educates investors about the role and value of professional financial advisors.
   Financial advisors can help you with every kind of financial goal, whether that's saving up for a house, eliminating debt or saving for a comfortable retirement. An advisor who knows you well and understands your needs can make all the difference in your financial future. He or she can

o evaluate your total financial situation and help you formulate a comprehensive financial plan;

o explain different types of investments, as well as their potential risks and benefits;

o    suggest an investment portfolio that can handle changing market conditions;
     and

o    help you make clear-headed decisions during market volatility.

GETTING THE MOST FROM YOUR PLANNING SESSION
Your advisor needs a complete picture of your financial status to prepare a workable plan. Come prepared to talk about your financial situation, your goals and your feelings about risk. And don't be afraid to ask lots of questions. Good financial advisors take investor education seriously, so take advantage of their store of knowledge and materials.
   The Forum for Investor Advice suggests that you discuss the following with your financial advisor:

o    changes in the financial markets

o    changes in your goals and current situation

o    retirement plans

o    estate planning

o    outlook for the markets

   Take along our checklist (left) to get you started on the path to good planning. And don't forget to stay in touch. Maintaining regular contact with your financial advisor can keep you moving toward your goals, especially when your life circumstances or financial needs change.

                         AIM INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                     SHARES          VALUE

FOREIGN STOCKS & OTHER EQUITY
INTERESTS-94.17%

AUSTRALIA-1.53%

AMP Ltd. (Insurance-Life/Health)     1,352,000   $   13,752,481
---------------------------------------------------------------
Brambles Industries Ltd. (Air
  Freight)                             383,000       10,774,322
---------------------------------------------------------------
Cable & Wireless Optus Ltd.
  (Telephone)(a)                     3,103,700        7,107,662
---------------------------------------------------------------
Telstra Corp. Ltd. (Telephone)(a)    4,774,700       15,320,279
---------------------------------------------------------------
                                                     46,954,744
---------------------------------------------------------------

BELGIUM-0.40%

UCB S.A.
  (Manufacturing-Diversified)          328,600       12,255,194
---------------------------------------------------------------

BRAZIL-0.97%

Embratel Participacoes S.A.-ADR
  (Telephone)                          492,800        6,344,800
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)         78,071       12,418,632
---------------------------------------------------------------
Tele Centro Sul Participacoes
  S.A.-ADR (Telephone)                 105,840        6,323,940
---------------------------------------------------------------
Telesp Participacoes S.A.-ADR
  (Telephone)                          286,300        4,634,481
---------------------------------------------------------------
                                                     29,721,853
---------------------------------------------------------------

CANADA-6.33%

BCE, Inc. (Telephone)                  672,500       40,469,673
---------------------------------------------------------------
Bombardier Inc.
  (Aerospace/Defense)                1,403,100       24,730,317
---------------------------------------------------------------
Imasco Ltd.
  (Manufacturing-Diversified)          351,100        9,419,582
---------------------------------------------------------------
Loblaw Co. Ltd. (Retail-Food
  Chains)                              275,000        6,406,643
---------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)         1,000,714       61,981,723
---------------------------------------------------------------
Research in Motion Ltd.
  (Communications Equipment)(a)        460,000       14,262,462
---------------------------------------------------------------
Rogers Communications, Inc.
  (Telecommunications-Cellular/Wireless)(a)     675,000     13,662,297
---------------------------------------------------------------
Shaw Communications, Inc.
  (Broadcasting- Television,
  Radio & Cable)                       376,000       11,428,377
---------------------------------------------------------------
Toronto-Dominion Bank (The)
  (Banks- Regional)                    510,200       11,695,476
---------------------------------------------------------------
                                                    194,056,550
---------------------------------------------------------------

FINLAND-2.98%

Nokia Oyj (Communications
  Equipment)                           654,342       74,904,859
---------------------------------------------------------------
Sonera Oyj
  (Telecommunications-Cellular/
  Wireless)                            546,900       16,426,703
---------------------------------------------------------------
                                                     91,331,562
---------------------------------------------------------------

FRANCE-12.32%

Accor S.A. (Lodging-Hotels)             96,500       21,725,885
---------------------------------------------------------------
Altran Technologies, S.A.
  (Services- Commercial &
  Consumer)                             93,200       31,954,840
---------------------------------------------------------------
AXA (Insurance-Multi-Line)             288,614       40,717,636
---------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)               432,900       38,028,609
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

FRANCE-(CONTINUED)

Carrefour Supermarche S.A.
  (Retail-Food Chains)                 477,200   $   88,358,734
---------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail- General Merchandise)        221,750       42,295,855
---------------------------------------------------------------
PSA Peugeot Citroen (Automobiles)       75,000       14,399,934
---------------------------------------------------------------
Renault S.A. (Automobiles)             254,000       13,147,258
---------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio
  & Cable)                             113,075       35,450,245
---------------------------------------------------------------
Total Fina S.A.-Class B (Oil &
  Gas-Refining & Marketing)            379,262       51,271,770
---------------------------------------------------------------
                                                    377,350,766
---------------------------------------------------------------

GERMANY-4.16%

Deutsche Bank A.G. (Banks-Major
  Regional)(a)                         415,000       29,776,171
---------------------------------------------------------------
EM.TV & Merchandising A.G.
  (Broadcasting- Television,
  Radio & Cable)                       187,500        9,271,191
---------------------------------------------------------------
EM.TV & Merchandising A.G.-Rts.,
  expiring 11/12/99
  (Broadcasting-Television, Radio
  & Cable)                             187,500            1,973
---------------------------------------------------------------
Mannesmann A.G.
  (Machinery-Diversified)              380,200       59,798,417
---------------------------------------------------------------
Porsche A.G.-Pfd. (Automobiles)         10,500       28,610,500
---------------------------------------------------------------
                                                    127,458,252
---------------------------------------------------------------

HONG KONG-3.19%

China Telecom Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)              9,104,000       31,115,871
---------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)           30,166,000       21,358,247
---------------------------------------------------------------
Dao Heng Bank Group Ltd. (Banks-
  Regional)(a)                       3,880,000       17,631,596
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)               2,744,000       27,552,683
---------------------------------------------------------------
                                                     97,658,397
---------------------------------------------------------------

INDONESIA-0.30%

Gulf Indonesia Resources Ltd.
  (Oil- International
  Integrated)(a)                     1,172,000        9,302,750
---------------------------------------------------------------

IRELAND-1.44%

Bank of Ireland (Banks-Major
  Regional)                          2,344,400       18,325,545
---------------------------------------------------------------
CRH PLC (Construction-Cement &
  Aggregates)                        1,360,000       25,682,645
---------------------------------------------------------------
                                                     44,008,190
---------------------------------------------------------------

ITALY-1.63%

Banca Popolare di Brescia (Banks-
  Regional)                            887,000       37,560,026
---------------------------------------------------------------
Credito Italiano S.p.A.
  (Banks-Major Regional)             2,620,100       12,266,319
---------------------------------------------------------------
                                                     49,826,345
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

JAPAN-25.23%

Advantest Corp. (Electronics-
  Instrumentation)                     235,900   $   35,524,723
---------------------------------------------------------------
Alps Electric Co., Ltd.
  (Electronics- Component
  Distributors)                      1,197,000       23,192,557
---------------------------------------------------------------
DDI Corp. (Telecommunications)          34,750       37,998,178
---------------------------------------------------------------
Hirose Electric Co. Ltd.
  (Electronics- Component
  Distributors)                        206,800       36,081,646
---------------------------------------------------------------
Hoya Corp.
  (Manufacturing-Specialized)          270,000       19,423,529
---------------------------------------------------------------
Ibiden Co., Ltd.
  (Electronics-Component
  Distributors)                        820,000       13,764,328
---------------------------------------------------------------
Kirin Brewery Co., Ltd.
  (Beverages- Alcoholic)             1,732,000       19,836,059
---------------------------------------------------------------
Kyocera Corp.
  (Electronics-Component
  Distributors)                        314,000       30,118,460
---------------------------------------------------------------
Matsushita Communication
  Industrial Co., Ltd.
  (Telephone)                          363,000       61,001,966
---------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics- Component
  Distributors)                        367,000       47,170,879
---------------------------------------------------------------
NEC Corp. (Computers-Hardware)       2,088,000       42,258,693
---------------------------------------------------------------
Nippon Telegraph & Telephone
  Corp. (Telecommunications-Long
  Distance)                              3,338       51,228,238
---------------------------------------------------------------
NTT Data Corp.
  (Computers-Software & Services)        1,984       31,399,933
---------------------------------------------------------------
NTT Mobile Communications
  Network, Inc.
  (Telecommunications-Cellular/Wireless)       2,379     63,208,767
---------------------------------------------------------------
Okuma Corp. (Hardware & Tools)       3,251,000       13,252,842
---------------------------------------------------------------
Orix Corp.
  (Financial-Diversified)               46,600        6,257,733
---------------------------------------------------------------
Ricoh Co., Ltd. (Office Equipment
  & Supplies)                        1,735,000       28,307,851
---------------------------------------------------------------
Rohm Co. Ltd.
  (Electronics-Component
  Distributors)                         74,000       16,609,275
---------------------------------------------------------------
Sanix Inc. (Services-Commercial &
  Consumer)                            185,600       17,268,428
---------------------------------------------------------------
Sharp Corp. (Electrical
  Equipment)                           918,000       14,616,853
---------------------------------------------------------------
Sony Corp. (Electronics-Component
  Distributors)                        345,900       53,947,859
---------------------------------------------------------------
Takeda Chemical Industries Ltd.
  (Health Care-Drugs-Generic &
  Other)                               642,000       36,886,288
---------------------------------------------------------------
Tokyo Electron Ltd. (Electronics-
  Semiconductors)                      229,000       19,022,013
---------------------------------------------------------------
Trend Micro Inc.
  (Computers-Software &
  Services)(a)                         197,100       39,134,526
---------------------------------------------------------------
Ushio, Inc.
  (Electronics-Component
  Distributors)                      1,261,000       15,518,325
---------------------------------------------------------------
                                                    773,029,949
---------------------------------------------------------------

MEXICO-3.27%

Cifra S.A. de C.V.
  (Retail-General Merchandise)(a)    8,782,000       13,426,459
---------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR
  (Beverages- Non-Alcoholic)           796,800       11,055,600
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-ADR
  (Beverages-Non-Alcoholic)            669,970       21,983,391
---------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series
  C (Beverages-Alcoholic)            4,538,900       11,093,515
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

MEXICO-(CONTINUED)

Grupo Televisa S.A.-GDR
  (Entertainment)(a)                   536,200   $   22,788,500
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.- Class A (Paper & Forest
  Products)                          1,979,000        6,339,386
---------------------------------------------------------------
Telefonos de Mexico S.A.-ADR
  (Telephone)                          156,000       13,338,000
---------------------------------------------------------------
                                                    100,024,851
---------------------------------------------------------------

NETHERLANDS-4.68%

Aegon N.V. (Insurance Brokers)         195,000       18,001,891
---------------------------------------------------------------
CMG PLC (Computers-Software &
  Services)                            274,000       10,579,204
---------------------------------------------------------------
Equant N.V.
  (Computers-Networking)(a)            100,000        9,731,462
---------------------------------------------------------------
Getronics N.V.
  (Computers-Software & Services)      442,000       22,041,289
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V. (Electrical
  Equipment)                           306,000       31,387,912
---------------------------------------------------------------
Koninklijke Ahold N.V.
  (Retail-Food Chains)                 957,514       29,414,696
---------------------------------------------------------------
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd
  Bezit (Publishing)                   654,600       22,140,803
---------------------------------------------------------------
                                                    143,297,257
---------------------------------------------------------------

SINGAPORE-1.49%

Datacraft Asia Ltd.
  (Communications Equipment)         1,418,400        6,524,640
---------------------------------------------------------------
DBS Group Holdings Ltd.
  (Banks-Money Center)(a)            1,393,274       15,753,624
---------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                      3,901,900       10,607,198
---------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing- Newspapers)             749,000       12,838,456
---------------------------------------------------------------
                                                     45,723,918
---------------------------------------------------------------

SOUTH KOREA-2.06%

Korea Electric Power Corp.-ADR
  (Electric Companies)                 659,900       10,393,425
---------------------------------------------------------------
Korea Telecom Corp.-ADR
  (Telephone)(a)                       464,000       16,356,000
---------------------------------------------------------------
L.G. Chemical Ltd.
  (Chemicals-Specialty)                597,000       18,066,778
---------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                       548,300       18,299,512
---------------------------------------------------------------
                                                     63,115,715
---------------------------------------------------------------

SPAIN-2.07%

Banco Popular Espanol S.A.
  (Banks-Major Regional)               197,000       13,264,246
---------------------------------------------------------------
NH Hoteles, S.A. (Investment
  Management)(a)                       556,500        6,293,758
---------------------------------------------------------------
Telefonica S.A. (Telephone)(a)       2,668,827       43,913,045
---------------------------------------------------------------
                                                     63,471,049
---------------------------------------------------------------

SWEDEN-1.51%

Hennes & Mauritz A.B.-Class B
  (Retail- Specialty-Apparel)        1,466,768       38,969,943
---------------------------------------------------------------
NetCom A.B.
  (Telecommunications-Cellular/
  Wireless)(a)                         176,400        7,324,976
---------------------------------------------------------------
                                                     46,294,919
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

SWITZERLAND-3.11%

ABB Ltd. (Electrical
  Equipment)(a)                        151,150   $   15,217,108
---------------------------------------------------------------
Adecco S.A. (Services-Commercial
  & Consumer)                           29,191       17,690,355
---------------------------------------------------------------
Compagnie Financiere Richemont
  A.G. (Tobacco)                        16,100       30,749,131
---------------------------------------------------------------
Zurich Allied A.G.
  (Insurance-Multi-Line)                56,106       31,756,725
---------------------------------------------------------------
                                                     95,413,319
---------------------------------------------------------------

TAIWAN-0.92%

Far Eastern Textile Ltd.
  (Chemicals- Diversified)           9,331,470       12,767,522
---------------------------------------------------------------
Taiwan Semiconductor
  Manufacturing Co.
  (Electronics-Semiconductors)(a)    3,472,000       15,433,544
---------------------------------------------------------------
                                                     28,201,066
---------------------------------------------------------------

THAILAND-0.46%

Siam Commercial Bank PLC Wts.,
  expiring 05/10/02
  (Banks-Regional)(b)                9,404,000        3,288,538
---------------------------------------------------------------
Siam Commercial Bank PLC, 5.25%
  Pfd. (Banks-Regional)(a)           9,404,000       10,657,298
---------------------------------------------------------------
                                                     13,945,836
---------------------------------------------------------------

UNITED KINGDOM-14.12%

Barclays PLC (Banks-Major
  Regional)                          1,392,000       42,636,380
---------------------------------------------------------------
BP Amoco PLC (Oil & Gas-Refining
  & Marketing)                       2,930,000       28,445,643
---------------------------------------------------------------
British Sky Broadcasting Group
  PLC (Broadcasting-Television,
  Radio & Cable)                     2,810,000       30,191,184
---------------------------------------------------------------
British Telecommunications PLC
  (Communications Equipment)         1,598,875       29,007,819
---------------------------------------------------------------
Compass Group PLC
  (Services-Commercial &
  Consumer)                          1,996,500       21,401,546
---------------------------------------------------------------
General Electric Co. PLC
  (Manufacturing- Diversified)       2,139,000       23,263,168
---------------------------------------------------------------
Granada Group PLC (Leisure Time-
  Products)                          1,861,950       14,724,527
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

UNITED KINGDOM-(CONTINUED)

Hays PLC (Services-Commercial &
  Consumer)                          3,280,700   $   37,567,809
---------------------------------------------------------------
Invensys PLC
  (Electronics-Component-
  Distributors)                      2,500,000       12,289,648
---------------------------------------------------------------
Logica PLC (Computer Software &
  Services)                          1,033,500       15,810,845
---------------------------------------------------------------
Orange PLC (Telephone)(a)            2,902,300       72,386,256
---------------------------------------------------------------
Provident Financial PLC (Consumer
  Finance)                             963,933       10,768,731
---------------------------------------------------------------
Shell Transport & Trading Co.
  (Oil- International Integrated)    2,840,000       21,782,023
---------------------------------------------------------------
Vodafone Airtouch PLC
  (Telecommunications-Cellular/
  Wireless)                          9,171,500       42,673,183
---------------------------------------------------------------
WPP Group PLC
  (Services-Advertising/
  Marketing)                         2,729,500       29,640,406
---------------------------------------------------------------
                                                    432,589,168
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $1,993,503,584)                             2,885,031,650
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT

U.S. DOLLAR DENOMINATED
CONVERTIBLE BONDS & NOTES-0.08%

SHIPPING-0.08%

Cosco Treasury Co. Ltd. (Hong
  Kong), Conv. Gtd. Bonds, 1.00%,
  03/13/03 (Cost $2,038,832)       $ 2,754,000        2,569,534
---------------------------------------------------------------

                                     SHARES

MONEY MARKET FUNDS-3.68%

STIC Liquid Assets Portfolio(c)     56,392,364       56,392,364
---------------------------------------------------------------
STIC Prime Portfolio(c)             56,392,364       56,392,364
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $112,784,728)                           112,784,728
---------------------------------------------------------------
TOTAL INVESTMENTS-97.93%                          3,000,385,912
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-2.07%                                  63,347,198
---------------------------------------------------------------
NET ASSETS-100.00%                               $3,063,733,110
===============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
GDR   - Global Depositary Receipt
Gtd.  - Guaranteed
Pfd.  - Preferred
Rts.  - Rights
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(c) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999


ASSETS:

Investments, at market value (cost
$2,108,327,144)                               $3,000,385,912
------------------------------------------------------------
Foreign currencies, at value (cost
  $74,813,071)                                    74,702,387
------------------------------------------------------------
Receivables for:
  Investments sold                                56,015,112
------------------------------------------------------------
  Capital stock sold                              18,461,482
------------------------------------------------------------
  Dividends and interest                           6,337,504
------------------------------------------------------------
  Foreign exchange contracts                          14,794
------------------------------------------------------------
Investment for deferred compensation plan             49,495
------------------------------------------------------------
Other assets                                          64,941
------------------------------------------------------------
    Total assets                               3,156,031,627
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           80,677,634
------------------------------------------------------------
  Capital stock reacquired                         6,310,879
------------------------------------------------------------
  Deferred compensation                               49,495
------------------------------------------------------------
Accrued advisory fees                              2,182,463
------------------------------------------------------------
Accrued administrative services fees                  15,624
------------------------------------------------------------
Accrued custodian fees                               308,014
------------------------------------------------------------
Accrued directors' fees                                1,989
------------------------------------------------------------
Accrued distribution fees                          1,957,696
------------------------------------------------------------
Accrued transfer agent fees                          474,904
------------------------------------------------------------
Accrued operating expenses                           319,819
------------------------------------------------------------
    Total liabilities                             92,298,517
------------------------------------------------------------
Net assets applicable to shares outstanding   $3,063,733,110
============================================================

NET ASSETS:

Class A                                       $2,058,418,998
============================================================
Class B                                       $  887,106,232
============================================================
Class C                                       $  118,207,880
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     400,000,000
------------------------------------------------------------
  Outstanding                                     94,727,616
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     42,019,748
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      5,595,038
============================================================
Class A:
  Net asset value and redemption price per
  share                                       $        21.73
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.73 / 94.50%)      $        22.99
============================================================
Class B:
  Net asset value and offering price per
  share                                       $        21.11
============================================================
Class C:
  Net asset value and offering price per
  share                                       $        21.13
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999


INVESTMENT INCOME:

Dividends (net of $4,188,410 foreign
  withholding tax)                             $ 30,386,931
-----------------------------------------------------------
Interest                                          6,418,977
-----------------------------------------------------------
    Total investment income                      36,805,908
-----------------------------------------------------------

EXPENSES:

Advisory fees                                    25,205,776
-----------------------------------------------------------
Administrative services fees                        150,312
-----------------------------------------------------------
Custodian fees                                    2,096,887
-----------------------------------------------------------
Directors' fees                                      30,233
-----------------------------------------------------------
Distribution fees-Class A                         5,566,448
-----------------------------------------------------------
Distribution fees-Class B                         8,024,805
-----------------------------------------------------------
Distribution fees-Class C                           871,229
-----------------------------------------------------------
Transfer agent fees-Class A                       3,503,290
-----------------------------------------------------------
Transfer agent fees-Class B                       2,144,697
-----------------------------------------------------------
Transfer agent fees-Class C                         275,741
-----------------------------------------------------------
Other                                             1,047,772
-----------------------------------------------------------
    Total expenses                               48,917,190
-----------------------------------------------------------
Less: Fees waived by advisor                     (1,122,543)
-----------------------------------------------------------
   Expenses paid indirectly                         (38,898)
-----------------------------------------------------------
    Net expenses                                 47,755,749
-----------------------------------------------------------
Net investment income (loss)                    (10,949,841)
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                         182,981,531
-----------------------------------------------------------
  Foreign currencies                               (190,675)
-----------------------------------------------------------
                                                182,790,856
-----------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         476,714,401
-----------------------------------------------------------
  Foreign currencies                               (900,290)
-----------------------------------------------------------
                                                475,814,111
-----------------------------------------------------------
    Net gain from investment securities and
      foreign
      currencies                                658,604,967
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $647,655,126
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999               1998
                                                              --------------     --------------
OPERATIONS:

  Net investment income (loss)                                $  (10,949,841)    $      796,378
-----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
  currencies                                                     182,790,856        132,726,915
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
  securities and foreign currencies                              475,814,111         28,100,960
-----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         647,655,126        161,624,253
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class A                                                      (10,410,630)        (5,803,939)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
    Class A                                                      (20,381,375)                --
-----------------------------------------------------------------------------------------------
    Class B                                                       (9,045,542)                --
-----------------------------------------------------------------------------------------------
    Class C                                                         (756,877)                --
-----------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                      (81,882,865)        22,585,920
-----------------------------------------------------------------------------------------------
    Class B                                                      (28,939,533)        35,370,772
-----------------------------------------------------------------------------------------------
    Class C                                                       39,293,753         45,396,283
-----------------------------------------------------------------------------------------------
  Net increase in net assets                                     535,532,057        259,173,289
-----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          2,528,201,053      2,269,027,764
-----------------------------------------------------------------------------------------------
  End of period                                               $3,063,733,110     $2,528,201,053
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,002,598,882     $2,001,298,592
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (8,098,861)          (315,829)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                       177,562,192        111,361,504
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           891,670,897        415,856,786
-----------------------------------------------------------------------------------------------
                                                              $3,063,733,110     $2,528,201,053
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM International Equity Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered by the Fund's portfolio managers to have strong earnings momentum.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes.
     Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, $13,577,439 was reclassified from undistributed net investment income (loss), undistributed net realized gains was decreased by $86,406,374 and paid in capital was increased by $72,828,935 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations -- Portfolio, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
G. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive a portion of its advisory fees paid to the Fund by AIM to the extent necessary to reduce the fees paid by the Fund at the net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the contractual waiver, AIM will receive a fee calculated at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.85% of the Fund's average daily net assets in excess of $1 billion. The waiver of fees is contractual and may not be terminated without approval of the Board of Directors of the Company. During the year ended October 31, 1999, AIM waived fees of $1,122,543.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $150,312 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $2,547,913 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $5,566,448, $8,024,805 and $871,229, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $446,482 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $157,129 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $8,665 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $32,748 and $6,150, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $38,898 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $2,215,214,374 and $2,387,679,858, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $915,052,506
--------------------------------------------------------------------------
Aggregate unrealized appreciation (depreciation) of
  investment securities                                        (34,222,893)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $880,829,613
==========================================================================
Cost of investments for tax purposes is $2,119,556,299

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                           1999                             1998
                                                              ------------------------------   ------------------------------
                                                                 SHARES          AMOUNT           SHARES          AMOUNT
                                                              ------------   ---------------   ------------   ---------------
Sold:
  Class A                                                      144,897,083   $ 2,695,101,630    255,642,183   $ 4,635,171,469
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       11,600,846       212,065,890     12,193,983       217,550,365
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        9,254,771       168,733,197     25,679,581       472,331,833
-----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        1,596,985        28,282,611        332,423         5,441,633
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                          482,230         8,356,948             --                --
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                           39,786           689,883             --                --
-----------------------------------------------------------------------------------------------------------------------------
Issued in connection with acquisition*:
  Class A                                                        5,974,789       106,921,489             --                --
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        2,061,255        35,971,364             --                --
-----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (155,781,747)   (2,912,188,595)  (252,737,021)   (4,618,027,182)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (15,614,562)     (285,333,735)   (10,435,828)     (182,179,593)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (7,117,246)     (130,129,327)   (23,050,474)     (426,935,550)
-----------------------------------------------------------------------------------------------------------------------------
                                                                (2,605,810)  $   (71,528,645)     7,624,847   $   103,352,975
=============================================================================================================================

* The Fund acquired AIM International Growth Fund on February 12, 1999. The acquired fund's net assets as of the closing date were $125,802,235. The net assets of the Fund immediately prior to acquisition were $2,655,808,540.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the five-year period ended October 31, 1999, for a share of Class B capital stock outstanding during each of the years in the five-year period ended October 31, 1999 and for a share of Class C capital stock outstanding during each of the years in the two-year period ended October 31, 1999 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                                 1999           1998          1997          1996         1995
                                                              ----------     ----------    ----------    ----------    --------
Net asset value, beginning of period                          $    17.59     $    16.64    $    15.37    $    13.65    $  13.50
------------------------------------------------------------  ----------     ----------    ----------    ----------    --------
Income from investment operations:
  Net investment income (loss)                                     (0.03)          0.05(a)       0.04(a)       0.04(a)     0.01
------------------------------------------------------------  ----------     ----------    ----------    ----------    --------
  Net gains on securities (both realized and unrealized)            4.49           0.96          1.68          2.07        0.62
------------------------------------------------------------  ----------     ----------    ----------    ----------    --------
        Total from investment operations                            4.46           1.01          1.72          2.11        0.63
------------------------------------------------------------  ----------     ----------    ----------    ----------    --------
Less distributions:
  Dividends from net investment income                             (0.11)         (0.06)        (0.02)        (0.01)      (0.04)
------------------------------------------------------------  ----------     ----------    ----------    ----------    --------
  Distributions from net realized gains                            (0.21)            --         (0.43)        (0.38)      (0.44)
------------------------------------------------------------  ----------     ----------    ----------    ----------    --------
        Total distributions                                        (0.32)         (0.06)        (0.45)        (0.39)      (0.48)
------------------------------------------------------------  ----------     ----------    ----------    ----------    --------
Net asset value, end of period                                $    21.73     $    17.59    $    16.64    $    15.37    $  13.65
============================================================  ==========     ==========    ==========    ==========    ========
Total return(b)                                                    25.73%          6.11%        11.43%        15.79%       5.24%
============================================================  ==========     ==========    ==========    ==========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,058,419     $1,724,635    $1,577,390    $1,108,395    $654,764
============================================================  ==========     ==========    ==========    ==========    ========
Ratio of expenses to average net assets(c)                          1.48%(d)       1.45%         1.47%         1.58%       1.67%
============================================================  ==========     ==========    ==========    ==========    ========
Ratio of net investment income (loss) to average net
  assets(e)                                                        (0.14)%(d)      0.28%         0.24%         0.25%       0.10%
============================================================  ==========     ==========    ==========    ==========    ========
Portfolio turnover rate                                               86%            78%           50%           66%         68%
============================================================  ==========     ==========    ==========    ==========    ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.52%, 1.49%, 1.51%, 1.60% and 1.68% for 1999-1995.
(d) Ratios are based on average net assets of $1,855,482,758.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.18)%, 0.24%, 0.20%, 0.22% and 0.09% for 1999-1995.

                                                                               CLASS B                                   CLASS C
                                                  -----------------------------------------------------------------     --------
                                                     1999           1998          1997          1996         1995         1999
                                                  ----------     ----------    ----------    ----------    --------     --------
Net asset value, beginning of period              $    17.13     $    16.27    $    15.13    $    13.54    $  13.49     $  17.14
------------------------------------------------  ----------     ----------    ----------    ----------    --------     --------
Income from investment operations:
  Net investment income (loss)                         (0.17)(a)      (0.09)(a)     (0.09)(a)     (0.07)(a)   (0.09)       (0.17)(a)
------------------------------------------------  ----------     ----------    ----------    ----------    --------     --------
  Net gains (losses) on securities (both
    realized and unrealized)                            4.36           0.95          1.66          2.04        0.61         4.37
------------------------------------------------  ----------     ----------    ----------    ----------    --------     ---------
        Total from investment operations                4.19           0.86          1.57          1.97        0.52         4.20
------------------------------------------------  ----------     ----------    ----------    ----------    --------     ---------
Less distributions:
  Dividends from net investment income                    --             --            --            --       (0.03)          --
------------------------------------------------  ----------     ----------    ----------    ----------    --------     --------
  Distributions from net realized gains                (0.21)            --         (0.43)        (0.38)      (0.44)       (0.21)
------------------------------------------------  ----------     ----------    ----------    ----------    --------     --------
        Total distributions                            (0.21)            --         (0.43)        (0.38)      (0.47)       (0.21)
------------------------------------------------  ----------     ----------    ----------    ----------    --------     --------
Net asset value, end of period                    $    21.11     $    17.13    $    16.27    $    15.13    $  13.54     $  21.13
================================================  ==========     ==========    ==========    ==========    ========     ========
Total return(b)                                        24.72%          5.29%        10.61%        14.88%       4.35%       24.76%
================================================  ==========     ==========    ==========    ==========    ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $  887,106     $  744,987    $  678,809    $  368,355    $ 51,964     $118,208
================================================  ==========     ==========    ==========    ==========    ========     ========
Ratio of expenses to average net assets(c)              2.27%(d)       2.22%         2.25%         2.35%       2.55%        2.27%(d)
================================================  ==========     ==========    ==========    ==========    ========     ========
Ratio of net investment income (loss) to average
  net assets(f)                                        (0.93)%(d)     (0.49)%       (0.53)%       (0.53)%     (0.78)%     (0.93)%(d)
================================================  ==========     ==========    ==========    ==========    ========     ========
Portfolio turnover rate                                   86%            78%           50%           66%         68%          86%
================================================  ==========     ==========    ==========    ==========    ========     ========

                                                        CLASS C
                                                  --------------------
                                                    1998        1997
                                                  --------    --------
Net asset value, beginning of period              $  16.27    $  17.64
------------------------------------------------  --------    --------
Income from investment operations:
  Net investment income (loss)                       (0.09)(a)    (0.02)(a)
------------------------------------------------  --------    --------
  Net gains (losses) on securities (both
    realized and unrealized)                          0.96       (1.35)
------------------------------------------------  --------    --------
        Total from investment operations              0.87       (1.37)
------------------------------------------------  --------    --------
Less distributions:
  Dividends from net investment income                  --          --
------------------------------------------------  --------    --------
  Distributions from net realized gains                 --          --
------------------------------------------------  --------    --------
        Total distributions                             --          --
------------------------------------------------  --------    --------
Net asset value, end of period                    $  17.14    $  16.27
================================================  ========    ========
Total return(b)                                       5.35%      (7.77)%
================================================  ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $ 58,579    $ 12,829
================================================  ========    ========
Ratio of expenses to average net assets(c)            2.22%()     2.27%(e)
================================================  ========    ========
Ratio of net investment income (loss) to average
  net assets(f)                                      (0.49)%()   (0.55)%(e)
================================================  ========    ========
Portfolio turnover rate                                 78%         50%
================================================  ========    ========

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.31%, 2.26%, 2.28%, 2.37% and 2.56% for 1999-1995 for Class B and 2.31%,
    2.26% and 2.30% (annualized) for 1999-1997 for Class C.
(d) Ratios are based on average net assets of $802,480,523 and $87,122,931 for Class B and Class C, respectively.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.97)%, (0.53)%, (0.57)%, (0.55)% and (0.79)%, for
    1999-1995 for Class B and (0.97)%, (0.53)% and (0.57)% (annualized) for
    1999-1997 for Class C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Directors and Shareholders of AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM International Equity Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM International Equity Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

BOARD OF DIRECTORS                             OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                               Charles T. Bauer                         11 Greenway Plaza
Chairman                                       Chairman                                 Suite 100
A I M Management Group Inc.                                                             Houston, TX 77046
                                               Robert H. Graham
Bruce L. Crockett                              President                                INVESTMENT ADVISOR
Director
ACE Limited;                                   Carol F. Relihan                         A I M Advisors, Inc.
Formerly Director, President, and              Senior Vice President and Secretary      11 Greenway Plaza
Chief Executive Officer                                                                 Suite 100
COMSAT Corporation                             Gary T. Crum                             Houston, TX 77046
                                               Senior Vice President
Owen Daly II                                                                            TRANSFER AGENT
Director                                       Dana R. Sutton
Cortland Trust Inc.                            Vice President and Treasurer             A I M Fund Services, Inc.
                                                                                        P.O. Box 4739
Edward K. Dunn Jr.                             Robert G. Alley                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;           Vice President
Formerly Vice Chairman and President,                                                   CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and       Melville B. Cox
President, Mercantile Bankshares               Vice President                           State Street Bank and Trust Company
                                                                                        225 Franklin Street
Jack Fields                                    Edgar M. Larsen                          Boston, MA 02110
Chief Executive Officer                        Vice President
Texana Global, Inc.;                                                                    COUNSEL TO THE FUND
Formerly Member                                Mary J. Benson
of the U.S. House of Representatives           Assistant Vice President and             Ballard Spahr
                                               Assistant Treasurer                      Andrews & Ingersoll, LLP
Carl Frischling                                                                         1735 Market Street
Partner                                        Sheri Morris                             Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP          Assistant Vice President and
                                               Assistant Treasurer                      COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer          Renee A. Friedli                         Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                    Assistant Secretary                      919 Third Avenue
                                                                                        New York, NY 10022
Prema Mathai-Davis                             P. Michelle Grace
Chief Executive Officer, YWCA of the U.S.A.;   Assistant Secretary                      DISTRIBUTOR
Commissioner, New York City Dept. for the
Aging; and member of the Board of Directors,   Nancy L. Martin                          A I M Distributors, Inc.
Metropolitan Transportation Authority of       Assistant Secretary                      11 Greenway Plaza
New York State                                                                          Suite 100
                                               Ofelia M. Mayo                           Houston, TX 77046
Lewis F. Pennock                               Assistant Secretary
Attorney                                                                                AUDITORS
                                               Lisa A. Moss
Louis S. Sklar                                 Assistant Secretary                      KPMG LLP
Executive Vice President                                                                700 Louisiana
Hines Interests                                Kathleen J. Pflueger                     Houston, TX 77002
Limited Partnership                            Assistant Secretary

                                               Samuel D. Sirko
                                               Assistant Secretary

                                               Stephen I. Winer
                                               Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM International Equity Fund paid ordinary dividends in the amount of $0.1065 per share to Class A shareholders during its tax year ended October 31, 1999. Of this amount, 0% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $116,883,794 during the Fund's tax year ended October 31, 1999.

AIM FUNDS(SM) MAKES
INVESTING EASY


                     -------------------------------------

                                  OUR AUTOMATED

                               AIM INVESTOR LINE,

                                  800-246-5463,

   PROVIDES CURRENT ACCOUNT INFORMATION AND THE PRICE, YIELD AND TOTAL RETURN

                                ON ALL AIM FUNDS

                                 24 HOURS A DAY.

                     -------------------------------------

o AIM BANK CONNECTION(SM). You can make investments in your AIM account in amounts from $50 to $100,000 without writing a check. Once you set up this convenient feature, AIM will draw the funds from your pre-authorized checking account at your request.

o AIM INTERNET CONNECT(SM). With this service, you can purchase, redeem or exchange shares of AIM funds in your current AIM account simply by accessing our Web site at www.aimfunds.com. For a retirement account, such as an IRA or 403(b), only exchanges are allowed over the Internet because of the tax-reporting and record-keeping requirements these accounts involve.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. You can receive distributions in cash, or you can reinvest them in your account without
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   all of your shares of one fund for shares of a different AIM fund within the same share class. You may make up to 10 such exchanges per calendar year.

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   a variety of investment plans, including Traditional IRAs, Roth IRAs and
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   information. For account information, contact us at youraccount@aimfunds.com.

o www.aimfunds.com. Our award-winning Web site provides account information, shareholder education and fund performance information.

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                MONEY MARKET FUNDS                          A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)               AIM Money Market Fund                       leadership in the mutual fund industry since
AIM Blue Chip Fund                          AIM Tax-Exempt Cash Fund                    1976 and managed approximately $120 billion
AIM Capital Development Fund                                                            in assets for more than 6.4 million
AIM Constellation Fund                      INTERNATIONAL GROWTH FUNDS                  shareholders, including individual
AIM Dent Demographic Trends Fund            AIM Advisor International Value Fund        investors, corporate clients and financial
AIM Large Cap Growth Fund                   AIM Asian Growth Fund                       institutions, as of September 30, 1999.
AIM Mid Cap Equity Fund                     AIM Developing Markets Fund                          The AIM Family of Funds--Registered
AIM Mid Cap Growth Fund                     AIM Euroland Growth Fund(4)                 Trademark--is distributed nationwide, and
AIM Mid Cap Opportunities Fund              AIM European Development Fund               AIM today is the 10th-largest mutual fund
AIM Select Growth Fund                      AIM International Equity Fund               complex in the United States in assets under
AIM Small Cap Growth Fund(2)                AIM Japan Growth Fund                       management, according to Strategic Insight,
AIM Small Cap Opportunities Fund(3)         AIM Latin American Growth Fund              an independent mutual fund monitor.
AIM Value Fund                              AIM New Pacific Growth Fund
AIM Weingarten Fund
                                            GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                       AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                       AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund                GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                           AIM Global Growth & Income Fund
AIM Basic Value Fund                        AIM Global Utilities Fund
AIM Charter Fund
                                            GLOBAL INCOME FUNDS
INCOME FUNDS                                AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                      AIM Global Government Income Fund
AIM High Yield Fund                         AIM Global Income Fund
AIM High Yield Fund II                      AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund            THEME FUNDS
AIM Limited Maturity Treasury Fund          AIM Global Consumer Products and Services Fund
                                            AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                       AIM Global Health Care Fund
AIM High Income Municipal Fund              AIM Global Infrastructure Fund
AIM Municipal Bond Fund                     AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut     AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund              AIM Global Trends Fund(6)





(1) AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

A I M Distributors, Inc.

                                                                        INT-AR-1